Investment (Income), Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	May. 31, 2015	May. 31, 2014	May. 31, 2013
Net Investment Income [Line Items]
Interest (income)	$ (8,304)	$ (6,327)	$ (6,814)
(Gain) on sale of marketable securities	(8,692)	(7,353)	(11,664)
Other-than-temporary impairment on securities	22	161	14,279
Dividend (income)	(1,603)	(2,196)	(1,979)
Investment (income), net	$ (18,577)	$ (15,715)	$ (6,178)